CONSENT AND FOURTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Consent and Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 5th day of April, 2016, by and between (i) SILICON VALLEY BANK (“Bank”) and (ii) WORKIVA INC., a Delaware corporation (f/k/a Workiva LLC, “Workiva”) and WORKIVA INTERNATIONAL LLC, a Delaware limited liability company (“International”, and together with Workiva, each and together, jointly and severally, “Borrower”) whose address is 55 West Monroe Street, Suite 3490, Chicago, Illinois 60603.
RECITALS
A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of August 22, 2014, as affected by a First Amendment to Loan and Security Agreement, dated as of October 16, 2014, as further affected by a Second Amendment to Loan and Security Agreement dated as of November 25, 2014, as further affected by a Third Amendment to Loan and Security Agreement dated as of February 26, 2015 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to (i) extend the Revolving Line Maturity Date, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendments to Loan Agreement.
2.1    Section 2.5(a) (Commitment Fee). Section 2.5(a) is amended in its entirety and replaced with the following:
“(a)    Commitment Fee. A fully earned, non‑refundable commitment fee of One Hundred Fifty Thousand Dollars ($150,000), as follows: (i) Thirty Seven Thousand Five

Hundred Dollars ($37,500) previously paid by Borrower on the Effective Date, (ii) Thirty Seven Thousand Five Hundred Dollars ($37,500) previously paid by Borrower on the first anniversary date of the Effective Date, (iii) Thirty Seven Thousand Five Hundred Dollars ($37,500) payable on the second anniversary date of the Effective Date, and (iv) Thirty Seven Thousand Five Hundred Dollars ($37,500) payable on the third anniversary date of the Effective Date;”
2.2    Section 2.5(c) (Unused Revolving Line Facility Fee). Section 2.5(c) is amended in its entirety and replaced with the following:
“(c)    Unused Revolving Line Facility Fee. Payable quarterly in arrears on the last day of each calendar quarter prior to the Revolving Line Maturity Date, and on the Revolving Line Maturity Date, a fee (the “Unused Revolving Line Facility Fee”) in an amount equal to Seventeen and one-half basis points (0.175%) per annum of the average unused portion of the Revolving Line, as determined by Bank.  The unused portion of the Revolving Line, for purposes of this calculation, shall be calculated on a calendar year basis and shall equal the difference between (i) the Revolving Line, and (ii) the average for the period of the daily closing balance of the Revolving Line outstanding;”
2.3    Section 6.8(a) (Operating Accounts). Section 6.8(a) is amended in its entirety and replaced with the following:
“(a)    Subject to the terms of Section 6.8(b), maintain all of its operating and other deposit accounts and securities accounts with Bank and Bank’s Affiliates. Notwithstanding the foregoing, Borrower may maintain one (1) account ending 4237 at Bankers Trust which shall not be subject to a Control Agreement; provided, however, the aggregate proceeds in such account shall not exceed Fifty Thousand Dollars ($50,000) at any time.”

2.4    Section 6.9(b) (Financial Covenants; Minimum Recurring Revenue). Section 6.9(b) is amended in its entirety and replaced with the following:
“(b)    Minimum Recurring Revenue. As of the last day of each quarter on a trailing three (3) month basis, Borrower’s and its Subsidiaries’ consolidated Recurring Revenue for such quarter shall not be less than the greater of (i) eighty percent (80%) of Borrower’s and its Subsidiaries’ consolidated Recurring Revenue for such quarter as outlined in Borrower’s business plan approved by its board of directors or (ii) Borrower’s and its Subsidiaries’ consolidated Recurring Revenue for the prior quarter.”

2.5    Section 6.12 (Formation or Acquisition of Subsidiaries). Section 6.12 is amended in its entirety and replaced with the following:
“6.12    Formation or Acquisition of Subsidiaries. Notwithstanding and without limiting the negative covenants contained in Sections 7.3 and 7.7 hereof, at the time that Borrower forms any direct or indirect Domestic Subsidiary or acquires any direct or indirect Domestic Subsidiary after the Effective Date, Borrower shall (a) cause such new Domestic Subsidiary to provide to Bank a joinder to the Loan Agreement to cause such Domestic

Subsidiary to become a co-borrower hereunder, together with such appropriate financing statements and/or Control Agreements, all in form and substance satisfactory to Bank (including being sufficient to grant Bank a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Domestic Subsidiary), (b) provide to Bank appropriate certificates and powers and financing statements, pledging all of the direct or beneficial ownership interest in such new Domestic Subsidiary, in form and substance satisfactory to Bank. Borrower shall only be required to grant and pledge to Bank a perfected security interest in up to sixty-five percent (65%) of the stock, units or other evidence of ownership that is issued and outstanding of any Foreign Subsidiary that is entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and that is directly owned by any Borrower or any Domestic Subsidiary; and (c) provide to Bank all other documentation in form and substance satisfactory to Bank, including one or more opinions of counsel satisfactory to Bank, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 6.12 shall be a Loan Document.”
2.6    Section 7.1 (Dispositions). Section 7.1 is amended in its entirety and replaced with the following:
“7.1    Disposition. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment that is, in the reasonable judgment of Borrower or such Subsidiary, no longer economically practicable to maintain or useful in the ordinary course of business of Borrower or such Subsidiary; (c) consisting of Permitted Liens and Permitted Investments; (d) consisting of the sale or issuance of any stock of Borrower permitted under Section 7.2 of this Agreement; (e) consisting of Borrower’s use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; and (f) Transfers by any Subsidiary that is not a Borrower to (A) any other Subsidiary or (B) Borrower.”

2.7    Section 13.1 (Definitions). The following new clause (i) is inserted in the definition of “Permitted Indebtedness” immediately following clause (h) thereof:
“(i)    intercompany payables or “cost-plus arrangements” between Borrower and any Subsidiary incurred in the ordinary course of business.”
2.8    Section 13.1 (Definitions). Clause (j) in the definition of “Permitted Investments” appearing in Section 13.1 is amended in its entirety and replaced with the following:
“(j)    Investments in Subsidiaries of Borrower (including, without limitation, Investments consisting of loans to Subsidiaries), in an aggregate amount for all such Investments not to exceed Ten Million Dollars ($10,000,000) at any time.”

2.9    Section 13 (Definitions). The following term and its respective definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“Revolving Line Maturity Date” is August 22, 2018.
2.10    Section 13 (Definitions). The following new terms and their respective definitions are inserted alphabetically in Section 13.1:
“Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory or the District of Columbia.
“Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.
“Fourth Amendment Effective Date” is April 5, 2016.
2.11    Compliance Certificate. The Compliance Certificate attached as Exhibit B to the Loan Agreement is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit B attached hereto.
3.    Consent to Formation of Subsidiary. Borrower has notified Bank that Borrower has formed Workiva UK Limited, a company formed under the laws of England and Wales having company number 9836502, a wholly-owned Subsidiary of Workiva (the “UK Subsidiary”). Borrower acknowledges that the formation of UK Subsidiary is prohibited under the terms of the Loan Agreement, and Borrower has requested that Bank consent to the formation of UK Subsidiary. Accordingly, notwithstanding anything to the contrary contained in Section 6.12 (Formation or Acquisition of Subsidiaries) and Section 7.7 (Distributions; Investments) of the Loan Agreement, subject to the terms and conditions set forth in Section 10 of this Agreement, Bank consents to the formation of UK Subsidiary, provided, that, no Default or Event of Default shall have occurred prior to or immediately after the formation of UK Subsidiary. The following consent applies only to the formation of UK Subsidiary and is not a consent to or waiver of any subsequent application of the same provisions of the Loan Agreement, nor is it a waiver of any breach of any other provision of the Loan Agreement and the other Loan Documents. The foregoing consent does not establish a course of dealing upon which Borrower may rely on in the future.
4.    Limitation of Amendments.
4.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
5.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
5.3    The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and
5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6.    Ratification of Perfection Certificate. Borrower has delivered an updated Perfection Certificate dated as of the date hereof in connection with this Amendment (the “Updated Perfection Certificate”), which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of the Effective Date. Borrower and Bank acknowledge and agree that all references in the Loan Agreement to the “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.
7.    No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the

Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.
8.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
9.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
10.    Effectiveness. This Amendment shall be deemed effective upon the following:
10.1    the due execution and delivery to Bank of this Amendment by each party hereto;
10.2    Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment; and
10.3    copies, certified by a duly authorized officer of Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower as in effect on the date hereof, (ii) the resolutions of Borrower authorizing the execution and delivery of this Amendment, the other documents executed in connection herewith and Borrower’s performance of all of the transactions contemplated hereby, and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of Borrower;
10.4    a good standing certificate of Borrower, certified by the Secretary of State of the state of incorporation of Borrower, and each jurisdiction in which Borrower is qualified to do business, dated as of a date no earlier than thirty (30) days prior to the date hereof;
10.5    certified copies, dated as of a recent date, of financing statement and other lien searches of Borrower, as Bank may request and which shall be obtained by Bank, accompanied by written evidence (including any UCC termination statements) that the Liens revealed in any such searched either (i) will be terminated prior to or in connection with the Agreement, or (ii) in the sole discretion of Bank, will constitute Permitted Liens
10.6    evidence satisfactory to Bank that the insurance policies require for Borrower are in fully force and effect, together with appropriate evidence showing lender loss payable and additional insured clauses or endorsements in favor of Bank;
10.7    the completed Updated Perfection Certificate, together with the duly executed original signatures thereto;

10.8    a legal opinion from Borrower’s counsel, in form and substance acceptable to Bank;
10.9    an amendment to that certain Stock Pledge Agreement dated as of the Effective Date to incorporate the pledge by Borrower of the equity interests of Subsidiaries owned by Borrower and formed after the Effective Date, together with the original share certificate issued to Borrower and a stock power or similar instrument in connection therewith; and
10.10    such other documents as Bank may reasonably request.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: /s/ Jack Gaziano Name: Jack Gaziano Title: Managing Director	Workiva Inc. By: /s/ Matthew M. Rizai Name: Matthew M. Rizai Title: Chairman and Chief Executive Officer
Workiva International LLC By: /s/ Matthew M. Rizai Name: Matthew M. Rizai Title: Chairman and Chief Executive Officer

[Signature page to Consent and Fourth Amendment to Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:        SILICON VALLEY BANK                Date:

FROM:	WORKIVA INC.
WORKIVA INTERNATIONAL LLC

The undersigned authorized officer of Workiva Inc. and Workiva International LLC (each and together, jointly and severally, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly financial statements with Compliance Certificate	Quarterly within 45 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 150 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings & Deferred Revenue	Quarterly within 45 days	Yes No
Transaction Reports	Monthly within 30 days (Quarterly within 45 days if no outstanding Credit Extensions)	Yes No
Projections	FYE within 60 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Liquidity	$5,000,000	$	Yes No
Minimum Recurring Revenue	See Sec 6.9(b)	$	Yes No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

WORKIVA INC. WORKIVA INTERNATIONAL LLC By: Name: Title:
BANK USE ONLY

Received by: _____________________
AUTHORIZED SIGNER
Date: _________________________

Verified: ________________________
AUTHORIZED SIGNER
Date: _________________________

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I.    Liquidity (Section 6.9(a))
Required:    $5,000,000

A.	Unrestricted cash and Cash Equivalents at Bank or in Deposit Accounts or Securities Accounts subject to a Control Agreement in favor of Bank	$
B.	Availability Amount	$
C.	Liquidity (line A plus line B)	$

Is line C equal to or greater than $5,000,000?

  No, not in compliance                          Yes, in compliance

II.    Minimum Recurring Revenue to Plan (Section 6.9 (b))

Required:
As of the last day of each quarter on a trailing three (3) month basis, Borrower’s and its Subsidiaries’ consolidated Recurring Revenue for such quarter shall not be less than the greater of (i) eighty percent (80%) of Borrower’s and its Subsidiaries’ consolidated Recurring Revenue for such quarter as outlined in Borrower’s business plan approved by its board of directors or (ii) Borrower’s and its Subsidiaries’ consolidated Recurring Revenue for the prior quarter.

Actual:

A.	Recurring Revenue	$

Is the value of line A at least equal to the greater of (i) eighty percent (80%) of the value projected for consolidated Recurring Revenue in Borrower’s and its Subsidiaries business plan or (ii) Borrower’s and its Subsidiaries’ consolidated Recurring Revenue for the prior quarter?

  No, not in compliance                          Yes, in compliance

FIRST SUPPLEMENT TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Supplement to Intellectual Property Security Agreement (this “Supplement”) is made as of the 5th day of April, 2016 by and between (i) SILICON VALLEY BANK (“Bank”) and (ii) WORKIVA INC., a Delaware corporation (f/k/a Workiva LLC), and WORKIVA INTERNATIONAL LLC, a Delaware limited liability company (each and together, jointly and severally, the "Grantor").

WHEREAS, the Grantor executed and delivered an Intellectual Property Security Agreement dated October 16, 2014 and recorded with the U.S. Patent Office on October 17, 2014 at Reel 34013 and Frame 0098 and also recorded with the U.S. Trademark Office on October 17, 2014 at Reel 5383, Page 0161 (as amended from time to time hereinafter, the “Grant”) in favor of the Grantee, pursuant to which the Grantor’s pledged, assigned and granted a security interest in certain Intellectual Property Collateral (as defined therein); and
WHEREAS, the Grantor has developed additional Intellectual Property Collateral and desires to hereby confirm the pledge of, and the grant of a security interest in, such additional Intellectual Property Collateral in favor of the Grantee.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and benefits to be derived herefrom, it is hereby agreed as follows:

1	DEFINITIONS. ALL CAPITALIZED TERMS HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE SAME MEANING HEREIN AS IN THE GRANT.

2	SUPPLEMENT TO EXHIBIT B. EXHIBIT B TO THE GRANT IS HEREBY SUPPLEMENTED, BUT NOT REPLACED, BY SCHEDULE B-1 ANNEXED HERETO.

3	MISCELLANEOUS:

3.1
Except as provided herein, all terms and conditions of the Grant remain in full force and effect. The Grantor hereby ratifies, confirms and reaffirms all of the representations, warranties and covenants contained therein.

3.2	This Supplement covers the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions and negotiations hereon.
[signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Supplement as of the date first written above.
GRANTOR:
WORKIVA INC.

By:   /s/ Matthew M. Rizai
Name: Matthew M. Rizai
Title:  Chairman and Chief Executive Officer

WORKIVA INTERNATIONAL LLC

By:   /s/ Matthew M. Rizai
Name: Matthew M. Rizai
Title:  Chairman and Chief Executive Officer

BANK:

SILICON VALLEY BANK

By:  /s/ Jack Gaziano
Name: Jack Gaziano
Title:  Managing Director

[Signature page to First Supplement to Intellectual Property Security Agreement]

EXHIBIT B-1

Title	Filing Date	Patent Number(s)	Patent Application Number(s)
System and method for performing distributed asynchronous calculations in a networked environment	10/2/2014	9,225,774
Method and computing device for maintaining dependencies among reference elements	5/18/2015	9,158,832
SYSTEM AND METHODS FOR PROVIDING VIEW-BASED PERMISSIONS TO DATA	2/18/2016		62/296,862
MANDATORY COMMENT ON ACTION OR MODIFICATION	9/17/2015		62/219,896
SYSTEM AND METHOD FOR CONVERGENT DOCUMENT COLLABORATION	4/30/2015		62/155,000
METHODS AND A COMPUTING DEVICE FOR CARRYING OUT DATA COLLECTION	3/31/2015		62/140,753
SYSTEM AND METHOD FOR CONVERGENT DOCUMENT COLLABORATION	2/26/2016		15/049,221
METHOD AND APPARATUS FOR SELECTIVE VISUAL FORMATTING OF AN ELECTRONIC DOCUMENT	1/14/2016		14/995,808
SYSTEM AND METHOD FOR MANAGING CRYPTOGRAPHIC KEYS	12/7/2015		14/961,113
MANDATORY COMMENT ON ACTION OR MODIFICATION	9/29/2015		14/868,655
FONT LOADING SYSTEM AND METHOD IN A CLIENT-SERVER ARCHITECTURE	9/28/2015		14/867,355
SYSTEMS AND METHODS FOR AUTOMATED TAXONOMY CONCEPT REPLACEMENT IN AN XBRL DOCUMENT	9/28/2015		14/867,150
METHOD AND COMPUTING DEVICE FOR MAINTAINING DEPENDENCIES AMONG REFERENCE ELEMENTS	9/10/2015		14/850,156
METHODS AND A COMPUTING DEVICE FOR MAINTAINING COMMENTS FOR A DOCUMENT	8/4/2015		14/817,444
SYSTEM AND METHOD FOR CONVERGENT DOCUMENT COLLABORATION	7/24/2015		14/808,029
METHOD AND SYSTEM FOR GENERATING AND UTILIZING PERSISTENT ELECTRONIC TICK MARKS AND USE OF ELECTRONIC SUPPORT BINDERS	7/9/2015		14/795,514
DISTRIBUTED PROCESSING USING A NODE HIERARCHY	7/6/2015		14/791,633
METHODS AND A COMPUTING DEVICE FOR CARRYING OUT DATA COLLECTION	5/27/2015		14/722,456
ELECTRONIC DOCUMENT SHARING WITH ASYNCHRONOUS PROCESSING OF INDIRECT CHANGES	4/30/2015		14/700,904
FOOTNOTE FORMATTING AND LAYOUT OF MULTI-SECTION DOCUMENTS	4/28/2015		14/698,055
SYSTEM AND METHOD FOR PERFORMING DISTRIBUTED ASYNCHRONOUS CALCULATIONS IN A NETWORKED ENVIRONMENT	4/23/2015		14/694,417
SYSTEM AND METHOD FOR PERFORMING DISTRIBUTED ASYNCHRONOUS CALCULATIONS IN A NETWORKED ENVIRONMENT	10/2/2014		14/505,482